SPDR® Series Trust

Supplement Dated September 19, 2019 to the Prospectus and

Statement of Additional Information (“SAI”)

Dated October 31, 2018, as may be supplemented from time to time

SPDR Bloomberg Barclays TIPS ETF

SPDR Bloomberg Barclays Intermediate Term Treasury ETF

SPDR Bloomberg Barclays Corporate Bond ETF

SPDR Bloomberg Barclays Mortgage Backed Bond ETF

SPDR ICE BofAML Broad High Yield Bond ETF

(each, a “Fund” and collectively, the “Funds”)

1.

Effective September 23, 2019 (the “Effective Date”), each Fund’s name and ticker symbol will change. Accordingly, as of the Effective Date, all references to each Fund’s name and ticker symbol in the Prospectus and SAI are deleted and replaced as follows:

Old ETF Name (Ticker)	New ETF Name (Ticker)
SPDR Bloomberg Barclays TIPS ETF (IPE)	SPDR Portfolio TIPS ETF (SPIP)
SPDR Bloomberg Barclays Intermediate Term Treasury ETF (ITE)	SPDR Portfolio Intermediate Term Treasury ETF (SPTI)
SPDR Bloomberg Barclays Corporate Bond ETF (CBND)	SPDR Portfolio Corporate Bond ETF (SPBO)
SPDR Bloomberg Barclays Mortgage Backed Bond ETF (MBG)	SPDR Portfolio Mortgage Backed Bond ETF (SPMB)
SPDR ICE BofAML Broad High Yield Bond ETF (CJNK)	SPDR Portfolio High Yield Bond ETF (SPHY)

2.	SSGA Funds Management, Inc., the investment adviser to the SPDR Portfolio TIPS ETF, has agreed to reduce the management fee for the Fund as of the Effective Date as follows:

	Old Management Fee (percentage of average daily net assets)	New Management Fee (percentage of average daily net assets)
SPDR Portfolio TIPS ETF	0.15%	0.12%

Accordingly, as of the Effective Date, the fee table and example table in the “FEES AND EXPENSES OF THE FUND” section on page 5 of Prospectus is replaced with the following:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management fees[1]	0.12%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses[1]	0.12%

[1]	The Fund’s “Management fees” and “Total annual Fund operating expenses” have been restated to reflect a reduction in the Fund’s “Management fees.”

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$12	$39	$68	$154

As of the Effective Date, all additional references in the Prospectus and SAI to the Fund’s management fee are revised as indicated above.

3.

As of the Effective Date, the transaction fees for creations and redemptions for the SPDR Portfolio TIPS ETF will change as indicated in the table below. Accordingly, as of the Effective Date, the table within the “CREATION AND REDEMPTION TRANSACTION FEES” section beginning on page 101 of the SAI is updated to reflect the following:

	Old Transaction Fee	New Transaction Fee	Old Maximum Transaction Fee	New Maximum Transaction Fee
SPDR Portfolio TIPS ETF	$500	$250	$2,000	$1,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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